UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                      Setpember 29, 2003
                    _________________
           (Date of earliest event reported)

               SCIENTIFIC INDUSTRIES, INC.
               ___________________________
   (Exact name of registrant as specified in its charter)

	Delaware             	  0-6658   	          04-2217279
      ________                  ______              __________
(State or other jurisdiction  (Commission File      (IRS Employer
 of incorporation)             Number)               Identification No.)

Airport International Plaza, 70 Orville Drive, Bohemia, New York 11716-2512
___________________________________________________________________________
               (Address of principal executive offices)

                            (631) 567-4700
                            ______________
        (Registrant's telephone number, including area code)

                            Not Applicable
                            ______________
                    (Former name or former address,
                      if changed since last report)



Item 7.  Financial Statements and Exhibits
         -----------------------------------------------------------
          (a) and (b) Not Applicable.

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   -----------
                  99.1     Press Release dated September 29, 2003.



                             SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


                                   /s/  Helena R. Santos
                                   _____________________
                                   Helena R. Santos
                                   President, Chief Executive Officer
                                   Officer

Date: September 29, 2003

___________________________________________________________________________